UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

Schedule 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Check the appropriate box:

☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

LF Capital Acquisition Corp. II
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒ No fee required.

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION, DATED MAY 12, 2023

LF CAPITAL ACQUSITION CORP. II
1909 Woodall Rodgers Freeway, Suite 500
Dallas, TX 75201

PROXY STATEMENT FOR SPECIAL MEETING
OF
LF CAPITAL ACQUSITION CORP. II

Dear Stockholders of LF Capital Acquisition Corp. II:

You are cordially invited to attend the special meeting of LF Capital Acquisition Corp. II, a Delaware corporation (the “company”, “we”, “us” or “our”). The special meeting will be held at               a.m., Eastern Time, on              , 2023. We will be holding the special meeting via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9155
(standard rates apply)
Passcode for telephone access:
1494040#

https://www.cstproxy.com/lfcapitalacquisitioncorpii/sm2023

You will be able to attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting https://www.cstproxy.com/lfcapitalacquisitioncorpii/sm2023. The notice of special meeting of stockholders, the proxy statement and the proxy card accompany this letter are also available at               . We are first mailing these materials to our stockholders on or about              , 2023.

Please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the special meeting. It is strongly recommended that you complete and return your proxy card before the special meeting date to ensure that your shares will be represented at the special meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the special meeting.

The special meeting is being held to consider and vote upon the following proposals:

1.	Proposal No. 1 - The Charter Amendment Proposal - A proposal to amend the company’s Amended and Restated Certificate of Incorporation (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement to permit the company to (i) extend the date by which the company has to consummate a Business Combination (as defined in the charter) from August 19, 2023 to November 19, 2023 (the “extended date”), by increasing the number of one-month extensions of the deadline to complete the initial Business Combination from six to nine (the three additional one-month extensions, the “additional extensions”, and collectively with the existing six one-month extensions, the “extensions”); and (ii) provide that the monthly extension payment per one-month extension of the deadline to complete the initial Business Combination for the additional extensions only is $0.00 per share of the company’s Class A common stock (the “Class A common stock”), par value $0.0001 per share (the “charter amendment” and, such proposal the “charter amendment proposal”) without changing the monthly extension payment for the current extensions payable, if exercised, on May 19, 2023, June 19, 2023 and July 19, 2023, which will remain $0.04 per Class A common share sold in the IPO; and

2.	Proposal No. 2 - The Adjournment Proposal - A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the charter amendment proposal (the “adjournment proposal”), which will be presented at the special meeting if, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the charter amendment proposal, in which case the adjournment proposal will be the only proposal presented at the special meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the charter amendment proposal is to allow the company additional time to complete the initial business combination. The charter provides that we had until February 19, 2023 (i.e. 15 months from the consummation of the IPO), subject to six additional one-month extensions (the “existing extensions”) if the sponsor or its affiliates or designees deposit an additional $0.04 per Class A common share sold in the IPO into the Trust Account for each additional one-month extension, to complete our initial business combination. On February 15, 2023, we signed a letter of intent (the “letter of intent”) with a target company (“target company”) for a potential business combination which, if completed, would qualify as the initial business combination. Assuming that the all of the paid extensions were exercised, we currently need to complete the potential business combination by August 19, 2023. Our board believes that the additional extensions after August 19, 2023 are necessary in order to be able to consummate an initial business combination. Completion of the business combination is subject to, among other matters, the negotiation of a definitive transaction agreement, clearance of the merger proxy/registration statement with the SEC and the approval of the transaction by our stockholders. Therefore, our board has determined that it is in the best interests of our stockholders to provide for additional one-month extensions (until November 19, 2023) in order to extend the date by which we must consummate an initial business combination in order to provide our stockholders with the opportunity to participate in the prospective investment. The charter amendment proposal also provides that the monthly extension payment per one-month extension of the deadline to complete the initial business combination for the additional extensions only is $0.00 per share of the company’s Class A common stock, without changing the monthly extension payment for the current extensions payable, if exercised, on May 19, 2023, June 19, 2023 and July 19, 2023, which will remain $0.04 per Class A common share sold in the IPO. While we have entered into the letter of intent with the target company, there can be no assurance that a definitive transaction agreement will be entered into and that the proposed business combination will be consummated.

The purpose of the adjournment proposal, if presented, is to allow us to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the charter amendment proposal or if we determine that additional time is necessary to effectuate the extension.

In connection with the charter amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest not previously released to the company to pay its taxes, divided by the number of then-issued and outstanding of the company’s Class A common stock (“Class A common stock”), par value $0.0001 per share, regardless of how such public stockholders vote on the charter amendment proposal or if they vote at all. If the charter amendment is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their Class A common stock upon consummation of our initial business combination if and when it is submitted to a vote of our stockholders, subject to any limitations set forth in the charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the company has not completed an initial business combination by May 19, 2023, or such later date as may be extended.

Based upon the amount held in the trust account as of              , which was $              , the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $               at the time of the special meeting. The closing price of a share of Class A common stock on              , 2023, was $              . The company cannot assure stockholders that they will be able to sell their Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the charter, a public stockholder may request that the company redeem all or a portion of such public stockholder’s public shares for cash if the charter amendment proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern time, on , 2023 (two business days prior to the vote at the special meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the charter amendment proposal.

If we do not consummate an initial business combination by May 19, 2023, or such later date as may be extended, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 19, 2023, or such later date as may be extended.

Approval of the charter amendment proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the Class A common stock and the Class B common stock, par value $0.0001 per share, of the company (the “Class B common stock,” and together with the Class A common stock, the “shares of common stock”).

Approval of the adjournment proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the special meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The board has fixed the close of business on              , as the record date for the special meeting (the “record date”). Only stockholders of record on              , are entitled to notice of and to vote at the special meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the charter amendment is implemented and you do not elect to redeem your public shares in connection with the charter amendment, you will retain the right to vote on an initial business combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by May 19, 2023, or such later date as may be extended. If an initial business combination is not consummated by May 19, 2023, or such later date as may be extended, the company will redeem its public shares.

All of our stockholders are cordially invited to attend the special meeting via the Internet at              . To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the special meeting.

A stockholder’s failure to vote by proxy or virtually at the special meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established and will count as a vote against the charter amendment proposal, but will not have an effect on the adjournment proposal. Abstentions and broker non-votes will count as a vote against the charter amendment proposal, but will not have an effect on the adjournment proposal assuming a quorum is present. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

Under Delaware law and the company’s bylaws, no other business may be transacted at the special meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to read the proxy statement and accompanying Notice carefully of Special Meeting for a more complete statement of matters to be considered at the special meeting.

If you have any questions or need assistance voting your shares of common stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing                .

On behalf of the board, we would like to thank you for your support of LF Capital Acquisition Corp. II.

           , 2023

By Order of the Board,

Elias Farhat
Chairman of the Board

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD CLASS A COMMON STOCK AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR CLASS A COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated May           , 2023
and is first being mailed to our stockholders with the form of proxy on or about May             , 2023.

IMPORTANT

Whether or not you expect to attend the special meeting, you are respectfully requested by the board of the company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the special meeting.

LF CAPITAL ACQUSITION CORP. II
1909 Woodall Rodgers Freeway, Suite 500
Dallas, TX 75201

NOTICE OF THE SPECIAL MEETING

TO BE HELD ON              , 2023

Dear Stockholders of LF Capital Acquisition Corp. II:

NOTICE IS HEREBY GIVEN that the special meeting of LF Capital Acquisition Corp. II, a Delaware corporation (the “company”, “we”, “us” or “our”), will be held on              , 2023 at            a.m., Eastern time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. We will be holding the special meeting via teleconference. You will be able to attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting              . The notice of special meeting of stockholders, the proxy statement and the proxy card accompany this letter are also available at               . We are first mailing these materials to our stockholders on or about              , 2023.

The special meeting will be held to consider and vote upon the following proposals:

1.	Proposal No. 1 – The Charter Amendment Proposal – a proposal to amend the company’s Amended and Restated Certificate of Incorporation (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement to permit the company to (i) extend the date by which the company has to consummate a Business Combination (as defined in the charter) from August 19, 2023 to November 19, 2023 (the “extended date”), by increasing the number of one-month extensions of the deadline to complete the initial Business Combination from six to nine (the three additional one-month extensions, the “additional extensions”, and collectively with the existing six one-month extensions, the “extensions”); and (ii) provide that the monthly extension payment per one-month extension of the deadline to complete the initial Business Combination for the additional extensions only is $0.00 per share of the company’s Class A common stock (the “Class A common stock”), par value $0.0001 per share (the “charter amendment” and, such proposal the “charter amendment proposal”) without changing the monthly extension payment for the current extensions payable, if exercised, on May 19, 2023, June 19, 2023 and July 19, 2023, which will remain $0.04 per Class A common share sold in the IPO; and

2.	Proposal No. 2 – The Adjournment Proposal – a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the charter amendment proposal (the “adjournment proposal”), which will be presented at the special meeting if, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the charter amendment proposal, in which case the adjournment proposal will be the only proposal presented at the special meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the charter amendment proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the Class A common stock and the Class B common stock, par value $0.0001 per share, of the company (the “Class B common stock,” and together with the Class A common stock, the “shares of common stock”).

Approval of the adjournment proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the special meeting.

In connection with the charter amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest not previously released to the company to pay its taxes, divided by the number of then-issued and outstanding Class A common stock, regardless of how such public stockholders vote on the charter amendment proposal, or if they vote at all. If the charter amendment is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their Class A common stock upon consummation of our initial business combination if and when it is submitted to a vote of our stockholders, subject to any limitations set forth in the charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the company has not completed an initial business combination by May 19, 2023, or such later date as may be extended.

Pursuant to the charter, a public stockholder may request that the company redeem all or a portion of such public stockholder’s public shares for cash if the charter amendment proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern time, on , 2023 (two business days prior to the vote at the special meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the charter amendment proposal.

If we do not consummate an initial business combination by May 19, 2023, or such later date as may be extended, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 19, 2023, or such later date as may be extended.

The company’s sponsor is Level Field Capital II, LLC, a Delaware limited liability company (the “sponsor”). The sponsor and the company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Class B common stock held by it or them, as applicable, if the company fails to complete an initial business combination, although they will be entitled to liquidating distributions from the trust account with respect to any Class A common stock they hold if the company fails to complete its initial business combination by the applicable deadline.

If the company liquidates, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent public accountants) for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.20 per public share or (ii) the actual amount per public share held in the trust account if less than $10.20 per share as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay our taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account, nor will it apply to any claims under our indemnity of the underwriter of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations, and we believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. In the event we do not complete our initial business combination within the prescribed time frame, the funds distributed to our public stockholders from our trust account in connection with the redemption of our public shares may be considered a liquidating distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of (1) such stockholder’s pro rata share of the claim or (2) the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, as described in our prospectus dated November 21, 2021 filed with the SEC, it is our intention to redeem our public shares as soon as reasonably possible following May 19, 2023 (or longer to the extent there is any applicable extension period) in the event we do not complete our initial business combination and, therefore, we do not intend to comply with the foregoing procedures.

Because we will not be complying with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If our plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within the prescribed time frame is not considered a liquidating distribution under Delaware law and such redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution.

Based upon the amount held in the trust account as of              , which was $              , the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $              at the time of the special meeting. The closing price of a share of Class A common stock on              , 2023, was $              . The company cannot assure stockholders that they will be able to sell their Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the charter amendment proposal is approved, such approval will constitute consent for the company to (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the trust account, including interest not previously released to the company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The funds remaining in the trust account after the removal of the withdrawal amount shall be available for use by the company to complete an initial business combination on or before May 19, 2023, or such later date as may be extended.

The withdrawal of the withdrawal amount will reduce the amount held in the trust account, and the amount remaining in the trust account may be significantly less than the approximately $              that was in the trust account as of             , 2023. In such event, the company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only stockholders of record of the company as of the close of business on              , 2023 (the “record date”) are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. Each offering share entitles the holder thereof to one vote. On the record date, there were              shares of common stock issued and outstanding, including (i)              Class A common stock and (ii)              Class B common stock. The company’s warrants do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board. You can change your voting instructions or revoke your proxy at any time prior to the special meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the special meeting date to ensure that your shares will be represented at the special meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your shares of common stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing                 .

, 2023

By Order of the Board,

Elias Farhat
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON                 , 2023

This Notice of Special Meeting and Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2022 (our “annual report”) are available at              .

LF CAPITAL ACQUISITION CORP. II
PROXY STATEMENT
FOR THE SPECIAL MEETING
To Be Held at                 a.m., Eastern time, on              , 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “board”) for use at the special meeting of LF Capital Acquisition Corp. II, a Delaware corporation (the “company”, “we”, “us” or “our”), and any postponements, adjournments or continuations thereof (the “special meeting”). The special meeting will be held on              , 2023 at              a.m., Eastern time, via teleconference. You will be able to attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting              . The notice of special meeting of stockholders, the proxy statement and the proxy card accompany this letter are also available at           .

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate any acquisition or the company’s “initial business combination” (as defined below) and any other statements that are not statements of current or historical facts. These statements are based on management’s current expectations, but actual results may differ materially due to various factors, including, but not limited to:

●	our ability to complete our initial business combination;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements, including the potential conflicts of interest described herein;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	our ability to complete an initial business combination despite the uncertainty resulting from the COVID-19 pandemic;

●	our pool of prospective target businesses in the financial technology or services, technology, digital asset or consumer sectors and the effects on those industries of broader economic trends, including the effects of the ongoing COVID-19 pandemic;

●	the ability of our officers and directors to generate a number of potential acquisition opportunities;

●	our public securities’ potential liquidity and trading;

●	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; or

●	our financial performance, including our financial performance following our initial business combination.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the company’s periodic reports filed with the SEC, including, but not limited to, our annual report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR
SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board for use at the special meeting to be held virtually on              , 2023, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The company is a blank check company incorporated on February 19, 2021 as a Delaware corporation for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). On November 19, 2021, the company consummated its initial public offering (“IPO”) of 25,875,000 units, with each unit consisting of one Class A common stock and one-half of one redeemable warrant to purchase one Class A common stock, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,375,000 units. Simultaneously with the closing of the IPO, the company completed the private sale of 12,350,000 private placement warrants at a purchase price of $1.00 per private placement warrant to the sponsor, generating gross proceeds to us of $12,350,000. Following the closing of the IPO, a total of $263,925,000 ($10.20 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the trust account established in connection with the IPO (the “trust account”), with Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), acting as trustee. The company’s Amended and Restated Certificate of Incorporation (the “charter”) provides for the return of the IPO proceeds held in the trust account to the holders of Class A common stock if we do not complete our initial business combination by February 19, 2023.

The purpose of the charter amendment proposal is to allow the company additional time to complete the initial business combination. The charter provides that we had until February 19, 2023 (i.e. 15 months from the consummation of the IPO), subject to six additional one-month extensions (the “existing extensions”) if the sponsor or its affiliates or designees deposit an additional $0.04 per Class A common share sold in the IPO into the Trust Account for each additional one-month extension, to complete our initial business combination. On February 15, 2023, we signed a letter of intent (the “letter of intent”) with a target company (“target company”) for a potential business combination which, if completed, would qualify as the initial business combination. Assuming that the all of the paid extensions were exercised, we currently need to complete the potential business combination by August 19, 2023. Our board believes that the additional extensions after August 19, 2023 are necessary in order to be able to consummate an initial business combination. Completion of the business combination is subject to, among other matters, the negotiation of a definitive transaction agreement, clearance of the merger proxy/registration statement with the SEC and the approval of the transaction by our stockholders. Therefore, our board has determined that it is in the best interests of our stockholders to provide for additional one-month extensions (until November 19, 2023) in order to extend the date by which we must consummate an initial business combination in order to provide our stockholders with the opportunity to participate in the prospective investment. The charter amendment proposal also provides that the monthly extension payment per one-month extension of the deadline to complete the initial business combination for the additional extensions only is $0.00 per share of the company’s Class A common stock, without changing the monthly extension payment for the current extensions payable, if exercised, on May 19, 2023, June 19, 2023 and July 19, 2023, which will remain $0.04 per Class A common share sold in the IPO. We are not seeking an amendment to the charter to change the extension payment applicable any of the existing extensions (which will stay at $0.04 per Class A common share sold in the IPO). While we have entered into the letter of intent with the target company, there can be no assurance that a definitive transaction agreement will be entered into and that the proposed business combination will be consummated.

The purpose of the adjournment proposal, if presented, is to allow us to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the charter amendment proposal or if we determine that additional time is necessary to effectuate the extension.

What is being voted on?

You are being asked to vote on the following proposals:

(a)	Proposal No. 1 – The Charter Amendment Proposal – a proposal to amend the company’s Amended and Restated Certificate of Incorporation (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement to permit the company to (i) extend the date by which the company has to consummate a Business Combination (as defined in the charter) from August 19, 2023 to November 19, 2023 (the “extended date”), by increasing the number of one-month extensions of the deadline to complete the initial Business Combination from six to nine (the three additional one-month extensions, the “additional extensions”, and collectively with the existing six one-month extensions, the “extensions”); and (ii) provide that the monthly extension payment per one-month extension of the deadline to complete the initial Business Combination for the additional extensions only is $0.00 per share of the company’s Class A common stock (the “Class A common stock”), par value $0.0001 per share (the “charter amendment” and, such proposal the “charter amendment proposal”) without changing the monthly extension payment for the current extensions payable, if exercised, on May 19, 2023, June 19, 2023 and July 19, 2023, which will remain $0.04 per Class A common share sold in the IPO; and

(b)	Proposal No. 2 – The Adjournment Proposal – a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the charter amendment proposal, which will be presented at the special meeting if, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the charter amendment proposal, in which case the adjournment proposal will be the only proposal presented at the special meeting.

If the charter amendment proposal is approved, we plan to hold a special meeting prior to May 19, 2023, or such later date as may be extended, in order to seek stockholder approval of our initial business combination and related proposals.

You are not being asked to vote on an initial business combination at this time. If the charter amendment is implemented and you do not elect to redeem your public shares in connection with the charter amendment, you will retain the right to vote on an initial business combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by May 19, 2023, or such later date as may be extended. If an initial business combination is not consummated by May 19, 2023, or such later date as may be extended, the company will redeem its public shares.

Can I attend the special meeting?

The special meeting will be held on              , 2023, at              , Eastern time, via teleconference, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be able to attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting https://www.cstproxy.com/lfcapitalacquisitioncorpii/sm2023. The notice of special meeting of stockholders, the proxy statement and the proxy card accompany this letter are also available at               .. The special meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the special meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the special meeting, and you should allow ample time for the check-in procedures. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Why should I vote to approve the charter amendment?

Our board believes that the charter amendment will more closely align the interests of our public stockholders with our sponsors by (i) increasing the number of one-month extensions of the deadline to complete the initial business combination; and (ii) changing the monthly extension payment per one-month extension of the deadline to complete the initial business combination for the additional extensions to $0.00 per share of the company’s Class A common stock, without changing the monthly extension payment for the current extensions payable, if exercised, on May 19, 2023, June 19, 2023 and July 19, 2023, which will remain $0.04 per Class A common share sold in the IPO, thereby providing the company with an opportunity to continue its efforts to complete an initial business. The board has determined that it is in the best interests of our stockholders to approve the charter amendment.

If we do not consummate an initial business combination by May 19, 2023, or such later date as may be extended, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 19, 2023, or such later date as may be extended.

In connection with the charter amendment, public stockholders may elect to redeem their Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the company to pay its taxes, divided by the number of then-issued and outstanding Class A common stock, regardless of how such public stockholders vote on the charter amendment proposal, or if they vote at all. We will not proceed with the charter amendment if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the charter amendment proposal, as provided in the charter.

Liquidation of the trust account is a fundamental obligation of the company to the public stockholders and the company is not proposing, and will not propose, to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination.

Our board recommends that you vote in favor of the charter amendment proposal, but expresses no opinion as to whether you should redeem your public shares.

When would the board abandon the charter amendment proposal?

Our board will abandon the charter amendment if our stockholders do not approve the charter amendment proposal. Additionally, we are not permitted to redeem our Class A common stock in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the charter amendment if redemptions of our Class A common stock in connection with the charter amendment would cause us to have less than $5,000,001 of net tangible assets following approval of the charter amendment proposal.

How do the company insiders intend to vote their shares?

The sponsor, the company’s directors, officers and initial stockholders and their permitted transferees (collectively, the “initial stockholders”) collectively have the right to vote 20% of the company’s issued and outstanding shares of common stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the special meeting.

The sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may purchase Class A common stock in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the “record date” (as defined below) may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares of common stock in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares of common stock so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. None of the funds held in the trust account will be used to purchase public shares or warrants in such transactions. Any Class A common stock held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the special meeting, subject to applicable securities laws (including with respect to material non-public information) the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The sponsor or the company’s directors, officers or advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

What vote is required to approve the charter amendment proposal?

Approval of the charter amendment proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the common stock.

What vote is required to approve the adjournment proposal?

Approval of the adjournment proposal requires the affirmative vote of the majority of the shares of common stock who, being present and entitled to vote at the special meeting, vote at the special meeting for the adjournment proposal.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you should vote against such proposals. A stockholder’s failure to vote by proxy or virtually at the special meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will count as a vote against the charter amendment proposal, but will not have an effect of the adjournment proposal. Abstentions and broker non-votes will count as a vote against the charter amendment proposal, but will not have an effect on the adjournment proposal assuming a quorum is present. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

How are the funds in the trust account currently being held?

With respect to the regulation of special purpose acquisition companies like the company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in initial business combinations involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed initial business combinations; the potential liability of certain participants in proposed initial business combinations; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the trust account have, since the company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), the company will, no later than the date that is 24 months following the effective date of our IPO registration statement, if applicable, instruct Continental to hold all funds in the trust account in cash items, which will include interest bearing demand deposit accounts at banks, until the earlier of consummation of the Business Combination and liquidation of the company.

What happens if the charter amendment proposal is not approved?

If the charter amendment proposal is not approved (i) the number of one-month extensions of the deadline to complete the initial business combination will remain at six; and (ii) the monthly extension payments per one-month extension of the deadline to complete the initial business combination will remain at $0.04 per share of the company’s Class A common stock, as currently provided for in the charter.

If we do not consummate an initial business combination by May 19, 2023, or such later date as may be extended, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 19, 2023, or such later date as may be extended.

The sponsor or the company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Class B common stock held by it or them, as applicable, if the company fails to complete an initial business combination by May 19, 2023, or such later date as may be extended, although they will be entitled to liquidating distributions from the trust account with respect to any Class A common stock they hold if the company fails to complete its initial business combination by the applicable deadline. The company will pay the costs of liquidation from $100,000 of interest from the trust account and its remaining assets outside of the trust account.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IRA”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on Nasdaq, we will be a “covered corporation” within the meaning of the IRA. Funds in trust, including any interest thereon, will not be used, now or in the future, to pay for any Excise Tax imposed under the IRA.

On December 27, 2022, the Internal Revenue Service (the “IRS”) and the U.S. Department of the Treasury (the “Treasury Department”) released Notice 2023-2, which provides taxpayers with interim guidance on the Excise Tax that may be relied upon until the IRS issues proposed Treasury regulations on such matter.

Under these interim rules, distributions in complete liquidation of a publicly traded domestic corporation are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year that such a liquidation is completed will also be exempt from such tax.

If we do not consummate an initial business combination by May 19, 2023, or such later date as may be extended, we will cease all operations except for the purpose of winding up and liquidate. Although it remains uncertain whether, and/or to what extent, the Excise Tax could apply to any redemptions of our public shares after December 31, 2022, including any redemptions in connection with an initial business combination or in the event we do not consummate an initial business combination by May19, 2023, or such later date as may be extended, we generally would not expect the Excise Tax to apply if there is a complete liquidation of our public shares. However, such expectation is subject to a number of factual and legal uncertainties, including further guidance from the Treasury Department. Accordingly, even if we do not consummate an initial business combination by May 19, 2023, or such later date as may be extended, we will not hold back funds from the remaining funds in the trust account, including any interest earned thereon to pay any Excise Tax from amounts paid in redemption of the public shares in connection with the liquidation of the assets of the Company promptly after such date, including from stockholders who elect to redeem their public shares in connection with the charter amendment. In such a case, the per-share amount that would otherwise be received in connection with the liquidating distribution will not be reduced on account of any Excise Tax.

If the charter amendment proposal is approved, what happens next?

The company is continuing its efforts to complete an initial business combination. If the charter amendment proposal is approved, the company expects to continue evaluating initial business combination opportunities in pursuit of entering into a business combination agreement and seeking stockholder approval of an initial business combination. If stockholders approve such initial business combination, the company expects to consummate the initial business combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of the initial business combination.

Upon approval of the charter amendment proposal by the required number of votes, the amendment to the charter in the form attached as Annex A hereto will be effective. The company will remain a reporting company under the Exchange Act, and its units, Class A common stock and public warrants will remain publicly traded.

If the charter amendment proposal is approved, any removal of any withdrawal amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of shares of common stock held by the sponsor through the Class B common stock. We will not proceed with the charter amendment if redemptions of Class A common stock cause us to have less than $5,000,001 of net tangible assets following approval of the charter amendment, as provided in the charter.

If the charter amendment proposal is approved, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase that occurs after December 31, 2022 may be subject to the Excise Tax (as defined above). Whether and to what extent we would be subject to the Excise Tax in connection with redemptions pursuant to the charter amendment would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the charter amendment, (ii) the structure of an initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with an initial business combination (or otherwise issued within the same taxable year of the business combination), (iv) whether the Company is completely liquidated and dissolved within the taxable year of such redemption, and (v) the content of final and proposed regulations and further guidance from the Treasury Department. The Excise Tax could cause a reduction in the cash available on hand to complete an initial business combination and could affect our ability to complete an initial business combination. Funds in trust, including any interest thereon, will not be used, now or in the future, to pay for any Excise Tax imposed, including Excise Tax attributable to amounts paid in redemption of the public shares.

Where will I be able to find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the special meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the special meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial Business Combination?

Yes. Assuming you are a stockholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination. If you disagree with an initial business combination, you will retain your right to redeem your Class A common stock upon consummation of such initial business combination, subject to any limitations set forth in our charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the company’s secretary at 1909 Woodall Rodgers Freeway, Suite 500, Dallas, TX 75201, so that it is received by the company’s secretary prior to the vote at the special meeting (which is scheduled to take place on              , 2023). Stockholders also may revoke their proxy by sending a notice of revocation to the company’s secretary, which must be received by the company’s secretary prior to the vote at the special meeting, or by attending the special meeting, revoking their proxy and voting (including by virtual means). Attendance at the general meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A stockholder’s failure to vote by proxy or virtually at the special meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established and will count as a vote against the charter amendment proposal, but will not have an effect on the adjournment proposal. Abstentions and broker non-votes will count as a vote against the charter amendment proposal, but will not have an effect on the adjournment proposal assuming a quorum is present. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will count as a vote against the charter amendment proposal, but will not have an effect on the adjournment proposal assuming a quorum is present. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the special meeting for the special meeting to be properly held under our charter and Delaware law. The presence, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the special meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

Who can vote at the special meeting?

Holders of shares of common stock as of the close of business on              (the “record date”), are entitled to vote at the special meeting. On the record date, there were              shares of common stock issued and outstanding, including (i)               Class A common stock and (ii)              Class B common stock. The company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the special meeting, each stockholder will be entitled to one vote for each share held by them on the record date. Holders of Class A common stock and holders of Class B common stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The initial stockholders collectively own all of our issued and outstanding Class B common stock, constituting 20% of our issued and outstanding shares of common stock.

Registered Stockholders. If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the special meeting.

“Street Name” Stockholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of common stock at the special meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Does the board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the board has determined that each of the proposals are in the best interests of the company and its stockholders. The board recommends that the company’s stockholders vote “FOR” each of the proposals.

What interests do the company’s directors and officers have in the approval of the proposals?

The company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Class B common stock, private placement warrants that may become exercisable in the future, any loans by them to the company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 - The Charter Amendment Proposal - Interests of the sponsor and the company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting stockholders?

Neither Delaware law nor our charter provides for dissenters’ rights for dissenting stockholders in connection with any of the proposals to be voted upon at the special meeting.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the special meeting.

What happens to the company’s warrants if we do not consummate an initial business combination?

If we do not consummate an initial business combination by May19, 2023, or such later date as may be extended, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 19, 2023, or such later date as may be extended.

What happens to the company’s warrants if the charter amendment as we continue to attempt to consummate an initial business combination?

The company expects to continue to attempt to consummate an initial business combination until May 19, 2023, or such later date as may be extended, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of shares of common stock on the record date for the special meeting, you may vote virtual attendance at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote online by virtually attending the special meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you email a valid legal proxy, you will be issued a 12-digit meeting control number that will allow you to register to attend and participate in the special meeting. If you wish to attend the special meeting virtually you should contact Continental no later than              , 2023, to obtain this information. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my shares of common stock?

Pursuant to the charter, a public stockholder may request that the company redeem all or a portion of such stockholder’s public shares for cash if the charter amendment proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern time, on , 2023 (two business days prior to the vote at the special meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company, the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the charter amendment proposal.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our board is soliciting proxies for use at the special meeting. All costs associated with this solicitation will be borne directly by the company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the special meeting. We have agreed to pay Morrow a fee of $              , plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A common stock for their expenses in forwarding soliciting materials to beneficial owners of Class A common stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the special meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the company’s filings with the SEC, including our annual report, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

LF Capital Acquisition Corp. II
1909 Woodall Rodgers Freeway, Suite 500

Dallas, TX 75201
Telephone: (214) 740-6105

You may also contact the company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email:

You may obtain additional information about the company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern time, on              , 2023 (two business days prior to the vote at the special meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
E-mail:

THE SPECIAL MEETING

Date, Time, Place and Purpose of the special meeting

The special meeting will be held on              2023 at              a.m., Eastern time, via teleconference, to consider and vote upon the proposals to be put to the special meeting. You will be able to attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting              .. The notice of special meeting of stockholders, the proxy statement and the proxy card accompany this letter are also available at               ..

At the special meeting, you will be asked to consider and vote upon proposals to:

1.	Proposal No. 1 - The Charter Amendment Proposal – a proposal to amend the company’s Amended and Restated Certificate of Incorporation (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement to permit the company to (i) extend the date by which the company has to consummate a Business Combination (as defined in the charter) from August 19, 2023 to November 19, 2023 (the “extended date”), by increasing the number of one-month extensions of the deadline to complete the initial Business Combination from six to nine (the three additional one-month extensions, the “additional extensions”, and collectively with the existing six one-month extensions, the “extensions”); and (ii) provide that the monthly extension payment per one-month extension of the deadline to complete the initial Business Combination for the additional extensions only is $0.00 per share of the company’s Class A common stock (the “Class A common stock”), par value $0.0001 per share (the “charter amendment” and, such proposal the “charter amendment proposal”) without changing the monthly extension payment for the current extensions payable, if exercised, on May 19, 2023, June 19, 2023 and July 19, 2023, which will remain $0.04 per Class A common share sold in the IPO; and

2.	Proposal No. 2 - The Adjournment Proposal – a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the charter amendment proposal, which will be presented at the special meeting if, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the charter amendment proposal, in which case the adjournment proposal will be the only proposal presented at the special meeting.

Voting Power; Record Date

Only stockholders of record of the company as of the close of business on              , are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. Each of the shares of common stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were              Class A common stock (that were initially sold as part of the IPO) and              Class B common stock. The company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Stockholders

A quorum is the minimum number of shares required to be present at the special meeting for the special meeting to be properly held under our charter and Delaware law. The presence, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the special meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

Votes Required

Approval of the charter amendment proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the common stock.

Approval of the adjournment proposal requires the affirmative vote of the majority of the shares of common stock who, being present and entitled to vote at the special meeting, vote at the special meeting for the adjournment proposal.

If you do not want any of the proposals to be approved, you should vote against such proposals. A stockholder’s failure to vote by proxy or virtually at the special meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will count as a vote against the charter amendment proposal, but will not have an effect on the adjournment proposal. Abstentions and broker non-votes will count as a vote against the charter amendment proposal, but will not have an effect on the adjournment proposal assuming a quorum is present. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

Voting

You can vote your shares at the special meeting by proxy or online by virtually attending the special meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of the Chairperson of the special meeting to act as your proxy at the special meeting. One of the aforementioned individuals will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the special meeting.

Alternatively, you can vote your shares online by virtually attending the special meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the special meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who email a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the special meeting. Beneficial owners who wish to attend the special meeting virtually should contact Continental no later than              , 2023, to obtain this information.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the special meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

Our board is asking for your proxy. Giving our board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on either of the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali LLC, at (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing                .

Revocability of Proxies

Stockholders may send a later-dated, signed proxy card to the company’s secretary at 1909 Woodall Rodgers Freeway, Suite 500, Dallas, TX 75201, so that it is received by the company’s secretary prior to the vote at the special meeting (which is scheduled to take place on              , 2023). Stockholders also may revoke their proxy by sending a notice of revocation to the company’s secretary, which must be received by the company’s secretary prior to the vote at the special meeting or by attending the special meeting (by virtual means), revoking their proxy and voting. Attendance at the special meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Special meeting

The special meeting will be held on              , 2023 at              a.m., Eastern time, via teleconference, to consider and vote upon the proposals to be put to the special meeting. You will be able to attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting              . You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our board is soliciting proxies for use at the special meeting. All costs associated with this solicitation will be borne directly by the company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the general meeting. We have agreed to pay Morrow a fee of $              , plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A common stock for their expenses in forwarding soliciting materials to beneficial owners of Class A common stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email:

If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

Neither Delaware law nor our charter provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the special meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the special meeting.

Stockholder Proposals

No business may be transacted at an annual special meeting, including a special meeting, other than business that is either (i) specified in the Notice of Special Meeting (or any supplement thereto) given by or at the direction of the directors of the company or (ii) otherwise properly brought before the special meeting in accordance with the requirements set forth in the charter.

Other Business

The board does not know of any other matters to be presented at the special meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters that may properly come before the special meeting. If any additional matters are properly presented at the special meeting, or at any adjournments or postponements of the special meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our board with respect to any such matters. We expect that the Class A common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at 1909 Woodall Rodgers Freeway, Suite 500, Dallas, TX 75201. Our telephone number is (214) 740-6105. Our corporate website address is www.lfcapital.co. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

We may be deemed a “foreign person” under the regulations relating to the Committee on Foreign Investment in the United States (“CFIUS”), and any business combination may be subject to U.S. foreign investment regulations and review by CFIUS or another U.S. government entity.

Our sponsor, Level Field Capital II LLC, may be deemed to be controlled by or have substantial ties with a non-U.S. person given that a managing member of our sponsor is a citizen of Lebanon. Certain federally licensed businesses in the United States are subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving “foreign persons” to determine the effect of such transactions on U.S. national security. Therefore, because we may be considered a “foreign person” under such rules and regulations, we could be subject to foreign ownership restrictions and/or CFIUS review if our proposed business combination is between us and a U.S. target company engaged in a regulated industry or which may affect national security.

The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory CFIUS filings. It is unclear at this stage whether our potential business combination will fall within CFIUS’s jurisdiction, and if so, whether we would be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS. If we seek CFIUS review prior to the completion of our initial business combination, we may be subject to substantial delays and increased transaction costs. If we are required to undergo a CFIUS review following the completion of our initial business combination, in addition to any conditions or divestiture requirements imposed on us, we may incur substantial costs in connection therewith. Other possible foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination within 15 months (or as extended as per the terms of our charter) of the closing of our initial public offering because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive $10.20 per share of Class A common stock on the liquidation of their shares and our warrants will expire worthless. This will also cause our investors to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

PROPOSAL NO. 1 - THE CHARTER AMENDMENT PROPOSAL

Background

We are a blank check company, incorporated on February 19, 2021 as a Delaware corporation for the purpose of effecting an initial business combination.

On November 19, 2021, the company consummated its IPO of 25,875,000 units, with each unit consisting of one Class A common stock and one-half of one redeemable warrant to purchase one Class A common stock, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,375,000 units. Simultaneously with the closing of the IPO, the company completed the private sale of 12,350,000 private placement warrants at a purchase price of $1.00 per private placement warrant to the sponsor, generating gross proceeds to us of $12,350,000. Following the closing of the IPO, a total of $263,925,000 ($10.20 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the trust account, with Continental acting as trustee.

Reasons for the Charter Amendment Proposal

Our board believes that the charter amendment will more closely align the interests of our public stockholders with our sponsors by (i) increasing the number of one-month extensions of the deadline to complete the initial business combination; and (ii) changing the monthly extension payment per one-month extension of the deadline to complete the initial business combination for the additional extensions to $0.00 per share of the company’s Class A common stock, without changing the monthly extension payment for the current extensions payable, if exercised, on May 19, 2023, June 19, 2023 and July 19, 2023, which will remain $0.04 per Class A common share sold in the IPO, thereby providing the company with an opportunity to continue its efforts to complete an initial business combination. The board has determined that it is in the best interests of our stockholders to approve the charter amendment.

If we do not consummate an initial business combination by May 19, 2023, or such later date as may be extended, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 19, 2023, or such later date as may be extended.

In connection with the charter amendment, public stockholders may elect to redeem their Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the company to pay its taxes, divided by the number of then-issued and outstanding Class A common stock, regardless of how such public stockholders vote on the charter amendment proposal, or if they vote at all. We will not proceed with the charter amendment if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the charter amendment proposal, as provided in the charter.

Liquidation of the trust account is a fundamental obligation of the company to the public stockholders and the company is not proposing, and will not propose, to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination.

A copy of the proposed amendment to the charter is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial business combination at this time. If the charter amendment is implemented and you do not elect to redeem your public shares in connection with the charter amendment, you will retain the right to vote on an initial business combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by May 19, 2023, or such later date as may be extended. If an initial business combination is not consummated by May 19, 2023, or such later date as may be extended, the company will redeem its public shares.

If the Charter Amendment Proposal Is Not Approved

If the charter amendment proposal is not approved (i) the number of one-month extensions of the deadline to complete the initial business combination will remain at six, as currently provided for in the charter; and (ii) the monthly extension payment per one-month extension of the deadline to complete the initial business combination will remain at $0.04 per share of the company’s Class A common stock

If we do not consummate an initial business combination by May 19, 2023, or such later date as may be extended, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 19, 2023, or such later date as may be extended.

The sponsor and the company’s initial stockholders have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Class B common stock held by it or them, as applicable, if the company fails to complete an initial business combination by May 19, 2023, or such later date as may be extended, although they will be entitled to liquidating distributions from the trust account with respect to any Class A common stock they hold if the company fails to complete its initial business combination by the applicable deadline. The company will pay the costs of liquidation from $100,000 of interest from the trust account and its remaining assets outside of the trust account.

If the Charter Amendment Proposal Is Approved

If the charter amendment proposal is approved, the company will file an amendment to the charter with the Delaware Secretary of State in the form of Annex A hereto to (i) extend the date by which the company has to consummate a Business Combination (as defined in the charter) from August 19, 2023 to November 19, 2023, by increasing the number of one-month extensions of the deadline to complete the initial Business Combination from six to nine (the three additional one-month extensions, the “additional extensions”, and collectively with the existing six one-month extensions, the “extensions”); and (ii) change the monthly extension payment per one-month extension of the deadline to complete the initial business combination for the additional extensions to $0.00 per share of the company’s Class A common stock, without changing the monthly extension payment for the current extensions payable, if exercised, on May 19, 2023, June 19, 2023 and July 19, 2023, which will remain $0.04 per Class A common share sold in the IPO. The company will remain a reporting company under the Exchange Act, and its units, Class A common stock and public warrants will remain publicly traded. The company will then continue to work to consummate its initial business combination by May 19, 2023, or such later date as may be extended.

If the charter amendment proposal is approved, and the charter amendment is implemented, the amount held in the trust account will be reduced by withdrawals in connection with any stockholder redemptions. The company cannot predict the amount that will remain in the trust account if the charter amendment is approved, and the amount remaining in the trust account may be significantly less than the approximately $              that was in the trust account as of              , 2023. We will not proceed with the charter amendment if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the charter amendment proposal, as provided in the charter.

If the charter amendment proposal is approved, an affiliate of the sponsor will continue to receive payments from the company of $15,000 per month for office space, utilities, and secretarial and administrative support service until the company’s consummation of an initial business combination.

Redemption Rights

If the charter amendment proposal is approved, and the charter amendment is implemented, each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the charter amendment will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed initial business combination, or if the company has not consummated an initial business combination by May 19, 2023, or such later date as may be extended.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON              , 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the charter amendment and redemptions.

Pursuant to the charter, a public stockholder may request that the company redeem all or a portion of such public stockholder’s public shares for cash if the charter amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)	(i) hold public shares or (ii) hold public shares as part of units and elect to separate such units into the underlying public shares and warrants prior to exercising your redemption rights with respect to the public shares; and

(b)	prior to 5:00 p.m., Eastern time, on , 2023 (two business days prior to the vote at the special meeting or any adjournment thereof), (i) submit a written request to Continental, the company’s transfer agent, that the company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the charter amendment proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the charter amendment proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

In the event that a public stockholder tenders shares and the charter amendment is not approved, these shares will not be redeemed in connection with the charter amendment and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the charter amendment will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the company to pay its taxes, divided by the number of then-issued and outstanding Class A common stock. Based upon the amount held in the trust account as of              , 2023, which was $              , the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $            at the time of the special meeting. The closing price of a share of Class A common stock on              , 2023 was $             . The company cannot assure stockholders that they will be able to sell their Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Class A common stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote on the charter amendment proposal. The company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the charter amendment proposal would receive payment of the redemption price for such shares soon after the completion of the charter amendment.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a description of material U.S. federal income tax consequences to U.S. holders and non-U.S. holders (as defined below) that elect to have their public shares redeemed for cash if the charter amendment is approved. It is not a comprehensive description of all tax considerations that may be relevant to any particular holder in light of its particular circumstances or status, including, without limitation:

●	our sponsor, initial stockholders, or our or its directors and officers;

●	banks, financial institutions or financial services entities;

●	insurance companies;

●	dealers or traders subject to a mark-to-market method of accounting;

●	persons holding our public securities as part of a hedging transaction, “straddle,” wash sale, conversion transaction, integrated transaction or similar transaction;

●	persons entering into a constructive sale with respect to the ADSs;

●	regulated investment companies;

●	real estate investment trusts;

●	persons whose “functional currency” for U.S. federal income tax purposes is not the U.S. dollar;

●	expatriates of the United States;

●	governments or agencies or instrumentalities thereof;

●	qualified foreign pension funds;

●	tax exempt entities, including “individual retirement accounts,” “Roth IRAs” or other tax-deferred or advantaged accounts;

●	entities or arrangements classified as partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein);

●	persons that received public shares as compensation for or in connection with the performance of services;

●	controlled foreign corporations;

●	passive foreign investment companies; and

●	persons that own or are deemed to own five percent or more of our shares (by vote or value).

This discussion is based upon the U.S. Internal Revenue Code of 1986, as amended (the “Code”), temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. Except as specified herein, this discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds our public shares, the tax treatment of such partnership and a person treated as a partner of such partnership generally will depend on the status of the partner and the activities of such partner and such partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our Class A common stock who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or;

●	a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Redemption of Class A Common Stock

In the event that a U.S. holder’s Class A common stock is redeemed pursuant to the redemption provisions described in this proxy statement, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of common stock, the U.S. holder will be treated as described under “U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock and Warrants” below. If the redemption does not qualify as a sale of common stock, the U.S. holder will be treated as receiving a corporate distribution with the tax consequences described below under “U.S. Holders — Taxation of Distributions.” Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. holder (including any stock constructively owned by the U.S. holder as a result of owning warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder; (ii) results in a “complete termination” of the U.S. holder’s interest in us; or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also shares of our stock that are constructively owned by it. A U.S. holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock the U.S. holder has a right to acquire by exercise of an option, which generally would include Class A common stock which could be acquired pursuant to the exercise of our warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately before the redemption. There will be a complete termination of a U.S. holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of the U.S. holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “U.S. Holders — Taxation of Distributions,” below. After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed Class A common stock will be added to the U.S. holder’s adjusted tax basis in its remaining stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Taxation of Distributions.

If a U.S. holder’s redemption of shares of our Class A common stock is treated as a distribution, such distributions generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

Dividends received by a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.

If a U.S. holder’s redemption of our Class A common stock is treated as a sale or other taxable disposition, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of common stock converted. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the common stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its common stock so disposed of. A U.S. holder’s adjusted tax basis in its common stock generally will equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of common stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Any U.S. holder who has tendered all of its actually owned shares for conversion but continues to hold warrants after the conversion generally will not be considered to have experienced a complete termination of its interest in the Company.

Non-U.S. Holders

This section applies to you if you are a “non-U.S. holder.” A non-U.S. holder is a beneficial owner of our Class A common stock who or that is, for U.S. federal income tax purposes:

As used herein, a “U.S. Holder” is a beneficial owner of Class A common stock who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or,

●	an estate or trust that is not a U.S. holder

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a conversion.

Redemption of Class A Common Stock.

The characterization for U.S. federal income tax purposes of the redemption of a non-U.S. holder’s Class A common stock pursuant to the redemption provisions described in this proxy statement generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. holder’s Class A common stock, as described under “U.S. Holders — Redemption of Class A Common Stock” above, and the consequences of the redemption to the Non-U.S. holder will be as described below under “Non-U.S. Holders — Taxation of Distributions” and “Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock and Warrants,” as applicable. It is possible that because the applicable withholding agent may not be able to determine the proper characterization of a redemption of a non-U.S. holder’s Class A common stock, the withholding agent might treat the redemption as a distribution subject to withholding tax.

Taxation of Distributions.

In general, any redemption of our Class A common stock pursuant to the redemption provisions described in this proxy statement that is treated as a distribution will, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the non-U.S. holder’s conduct of a trade or business within the U.S., we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock” below. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see “Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock and Warrants” below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits including a distribution in redemption of shares of our Class A common stock.

These withholding taxes do not apply to dividends paid to a Non-U.S. holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder). Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A non-U.S. holder that is a corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.

Subject to the discussions of FATCA and backup withholding below, a non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of our Class A common stock that is not treated as a distribution unless:

●	the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder); or

●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our Class A common stock or warrants at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of our common stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. holder were a U.S. resident. Any gains described in the first bullet point above of a  non-U.S. holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a non-U.S. holder, gain recognized by such holder on the redemption of our Class A common stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our common stock is regularly traded on an established securities market, we may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized pursuant to the redemption. There can be no assurance that our common stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the charter amendment proposal is completed.

FATCA Withholding Taxes.

 Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends on our Class A common stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). The thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning after January 1, 2019, but on December 13, 2018 the IRS released proposed regulations that, if finalized in their current form, would eliminate the obligation to withhold on gross proceeds.

Although these proposed Treasury regulations are not final, taxpayers generally may rely on them until final Treasury regulations are issued. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a redemption of our Class A common stock.

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments of dividends and the proceeds from a redemption of our Class A common stock. A non-U.S. holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Inflation Reduction Act

On August 16, 2022, the IRA was signed into law. The IRA contains corporate tax reforms, including a 1% excise tax on certain publicly traded corporations that buy back stock from their stockholders. As a result of the IRA, we may be subject to this excise tax on account of a redemption of our Class A common stock. Funds in trust, including any interest thereon, will not be used, now or in the future, to pay for any excise tax imposed under the IRA.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax considerations for stockholders exercising redemption rights is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares and any redemption of your public shares.

Required Vote

Approval of the charter amendment proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the common stock. Abstentions and broker non-votes will count as a vote against the charter amendment proposal, but will not have an effect on the adjournment proposal assuming a quorum is present. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting. If we do not consummate an initial business combination by May 19, 2023, or such later date as may be extended, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 19, 2023, or such later date as may be extended. The sponsor and all of the company’s directors and officers are expected to vote all shares of common stock owned by them in favor of the charter amendment. On the record date, the sponsor and all of the company’s directors and officers beneficially owned and were entitled to vote an aggregate of              Class B common stock. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of Class B common stock and their respective ownership thereof.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the sponsor, the company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the special meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the sponsor, the company’s directors, officers or advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the company’s redemption process (i.e., approximately $              per share, based on the amounts held in the trust account as of              , 2023); (b) would represent in writing that such public shares will not be voted in favor of approving the charter amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

Subject to the immediately preceding paragraph, the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. None of the funds held in the trust account will be used to purchase public shares or warrants in such transactions. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the special meeting, subject to applicable securities laws (including with respect to material non-public information) the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The sponsor and the company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the sponsor and the company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If we do not consummate an initial business combination by May 19, 2023, or such later date as may be extended, the 200,000 Class B common stock held by the sponsor and certain of our directors will be worthless (as the sponsor and such directors have waived liquidation rights with respect to such shares), as will the 12,350,000 private placement warrants held by the sponsor;

●	In connection with the IPO, the sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of any third party for services rendered or products sold to the company or prospective target businesses with which the company has entered into certain agreements;

●	All rights specified in the charter relating to the right of officers and directors to be indemnified by the company, and of the company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the charter amendment proposal is not approved and no initial business combination is completed by May 19, 2023, or such later date as may be extended, so that the company liquidates, the company will not be able to perform its obligations to its officers and directors under those provisions;

●	None of the company’s officers or directors has received any cash compensation for services rendered to the company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the special meeting and may continue to serve following any potential initial business combination and receive compensation thereafter;

●	The sponsor and the company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if we do not consummate an initial business combination by May 19, 2023, or such later date as may be extended, they will not have any claim against the trust account for reimbursement so that the company will most likely be unable to reimburse such expenses;

●	On April 13, 2022, the Sponsor agreed to loan the company an aggregate of up to $1,500,000 pursuant to a promissory note (the “convertible note”). The convertible note is non-interest bearing and payable in full on May 19, 2023, (or such later date as the company may extend the deadline to complete the business combination). At the company’s discretion, the convertible note may be converted into warrants of the Company at a price of $1.00 per warrant. The warrants would be identical to the private placement warrants;

●	On April 13, 2022, June 30, 2022 and August 24, 2022, the company drew $250,000 and $200,000 respectively, under the convertible note. The fair value of the $250,000 drawn on April 13, 2022 was estimated by the company to be $229,333 at initial measurement. The $20,668 excess proceeds over fair value was recognized in additional paid-in capital. The fair value of the $200,000 drawn on June 30, 2022 was estimated to be $183,030 at initial measurement. The $16,970 excess proceeds over fair value was recognized in additional paid-in capital. The fair value of the $175,000 drawn on August 24, 2022 was estimated to be $164,737 at initial measurement. The $10,263 excess proceeds over fair value was recognized in additional paid-in capital. The aggregate fair value of the convertible note was estimated to be $599,785 at September 30, 2022; and

●	On January 31, 2023, the company drew down $225,000 under the convertible note. The fair value of the $225,000 drawn was estimated by the company to be $38,999 at initial measurement. The $186,001 excess proceeds over fair value was recognized in additional paid-in capital. The aggregate fair value of the convertible note was estimated to be $151,473 and $75,851 at March 31, 2023 and December 31, 2022, respectively.

●	On February 21, 2023, the company issued a promissory note (the “2023 note”) in the aggregate principal amount of up to $2,712,101 (the “extension funds”) to our sponsor, pursuant to which a portion of the extension funds may be deposited into the trust account for each share of Class A common stock sold in the company’s initial public offering that was not redeemed in connection with increase of the redemption price set forth in the February charter amendment proposal. On February 21, 2023 and April 19, 2023, the company drew down $452,016.76 under the 2023 note to fund the extension payments. As of March 31, 2023, the amount borrowed against the 2023 note was $904,034 and $1,808,067 is available for withdrawal.

●	Significant redemptions in connection with the charter amendment proposal may ultimately reduce the aggregate amount payable under the extension payments, even with the increased per share payment proposed in the charter amendment proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the charter amendment proposal is in the best interests of the company and its stockholders. Our board has approved and declared advisable the adoption of the charter amendment proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 - THE ADJOURNMENT PROPOSAL

Overview

The adjournment proposal, if adopted, will allow our board to adjourn the special meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the charter amendment proposal. The adjournment proposal will only be presented at the special meeting if, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the charter amendment proposal, in which case the adjournment proposal will be the only proposal presented at the special meeting.

Consequences if the Adjournment Proposal is Not Approved

If the adjournment proposal is not approved by our stockholders, our board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the charter amendment proposal.

Vote Required for Approval

Approval of the adjournment proposal requires the affirmative vote of the majority of the shares of common stock who, being present and entitled to vote at the special meeting, vote at the special meeting for the adjournment proposal. Abstentions and broker non-votes will count as a vote against the charter amendment proposal, but will not have an effect on the adjournment proposal assuming a quorum is present. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, that the adjournment of the special meeting to a later date or dates to be determined by the chairman of the special meeting, if necessary, be confirmed, ratified and approved in all respects.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our board has determined that the adjournment proposal is in the best interests of the company and its stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the charter amendment proposal, our board will approve and declare advisable adoption of the adjournment proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of May 1, 2023, with respect to our shares of common stock held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 17,772,169 shares of common stock outstanding as of May 1, 2023, including 17,572,169 Class A common stock and 200,000 Class B common stock. Voting power represents the combined voting power of shares of common stock owned beneficially by such person. On all matters to be voted upon, the holders of the shares of common stock vote together as a single class. The table below does not include any shares of common stock underlying our outstanding warrants because such securities are not exercisable within 60 days of May 1, 2023.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Common Stock
Level Field Capital II, LLC(2)(3)	6,188,750	35.2%	120,000	60.0%	34.8%
Elias Farhat(3)	6,188,750	35.2%	120,000	60.0%	34.8%
Djemi Traboulsi(3)	6,188,750	35.2%	120,000	60.0%	34.8%
Baudouin Prot	—	—	—	—	—
Alberto Bianchinotti	—	—	—	—	—
Steve Reed	—	—	—	—	—
Robert Black	—	—	20,000	*	*
James Hodge	—	—	20,000	*	*
Habib Kairouz	—	—	20,000	*	*
Jodi Shelton	—	—	20,000	*	*
All executive officers and directors as a group (9 individuals)	6,188,750	35.2%	200,000	100.00%	20.0%

Other 5% Stockholders
Saba Capital Management(4)	2,692,415	15.3%	—	—	15.1%
Beryl Capital Management(5)	1,600,000	9.1%	—	—	9.0%
Blackrock, Inc. (6)	1,687,500	9.6%	—	—	9.5%

* Less than one percent.

(1) Unless otherwise noted, the business address of each of the following entities or individuals is c/o LF Capital Acquisition Corp. II, 1909 Woodall Rodgers Freeway, Suite 500, Dallas, Texas 75201.

(2) Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment pursuant to the anti-dilution provisions contained therein.

(3) Level Field Capital II, LLC, our sponsor, is the record holder of the shares reported herein. Level Field Partners II, LLC is the managing member of Level Field Capital II, LLC. Level Field Management II, LLC is the managing member of Level Field Partners II, LLC. Level Field Management II, LLC is managed by its two members, Elias Farhat and Djemi Traboulsi. Messrs. Farhat and Traboulsi disclaim beneficial ownership of these shares other than to the extent of any pecuniary interest they may have therein.

(4) According to a Schedule 13G/A filed with the SEC on May 26, 2022 by Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company, and Boaz R. Weinstein, who have voting and dispositive power over the 2,692,415 shares of Class A common stock reported. The business address for these reporting persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5) According to a Schedule 13G filed with the SEC on November 29, 2021 by Beryl Capital Management LLC, a Delaware limited liability company, Beryl Capital Management LP, a Delaware limited partnership, Beryl Capital Partners II LP, a Delaware limited partnership (the “Partnership”), and David A. Witkin, who each have voting and dispositive power over the 1,600,000 shares of Class A common stock reported (except for the Partnership, which only shares voting and dispositive control over 1,401,836 shares of Class A common stock). Each of these reporting persons disclaims beneficial ownership of the reported shares, except to the extent of that reporting person’s pecuniary interest therein. The business address for these reporting persons is 1611 S. Catalina Ave., Suite 309, Redondo Beach, California 90277.

(6) According to a Schedule 13G filed with the SEC on February 2, 2023 by Blackrock, Inc., a Delaware corporation. The business for this reporting person is 55 East 52 Street, New York, NY 10055.

Our initial stockholders beneficially own 20.0% of our issued and outstanding shares of common stock and have the right to elect all of our directors prior to our initial business combination as a result of holding all of the Class B common stock. In addition, because of its ownership block, our sponsor may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our charter and approval of significant corporate transactions, including approval of our initial business combination.

Our initial stockholders have agreed (A) to vote any founder shares owned by them in favor of any proposed business combination and (B) not to redeem any founder shares in connection with a stockholder vote to approve a proposed initial business combination.

Our sponsor and our executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

Our anchor investor owns 1,125,000 public units. As a result of the founder shares and private placement warrants that our anchor investor may hold, it may have different interests with respect to a vote on an initial business combination than other public stockholders.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our shares of common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms furnished since the effective date of our IPO, we believe that there have been no delinquent filers.

Fiscal Year 2022 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2022, are included in our annual report on Form 10-K, filed with the SEC on March 23, 2022. This proxy statement and our annual report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to LF Capital Acquisition Corp. II, 1909 Woodall Rodgers Freeway, Suite 500, Dallas, TX 75201.

Delivery Of Documents to Stockholders

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 1909 Woodall Rodgers Freeway, Suite 500, Dallas, TX 75201 or (214) 740-6105, to inform us of their request; or

●	if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the company’s corporate website at https://www.lfcapital.co. The company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination (as defined in the charter) or the proposals to be presented at the special meeting, you should contact the company at the following address and telephone number:

LF Capital Acquisition Corp. II
1909 Woodall Rodgers Freeway, Suite 500

Dallas, TX 75201
(214) 740-6105

You may also obtain these documents by requesting them in writing or by telephone from the company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email:

If you are a stockholder of the company and would like to request documents, please do so by              , 2023 (one week prior to the special meeting), in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The board does not know of any other matters to be presented at the special meeting. If any additional matters are properly presented at the special meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the special meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

, 2023

ANNEX A

FORM OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

OF

LF CAPITAL ACQUISTION CORP. II

RESOLUTIONS OF THE STOCKHOLDERS OF THE COMPANY

It is RESOLVED THAT, effective immediately, the Amended and Restated Certificate of Incorporation of the company be amended by:

(a) amending Section 9.1(b) by deleting the words:

“(or up to 21 months from the closing date of the Offering, provided that, on or prior to the date of the applicable deadline, LF Capital Acquisition Corp. II (or its designees) must deposit into the Trust Account funds equal to $0.04 per public share (including such shares issued due to the exercise of the underwriters’ over-allotment option, if exercised)”

and replacing them with the words:

“(or up to 24 months from the closing date of the Offering, provided that, on or prior to the date of the applicable deadline, LF Capital Acquisition Corp. II (or its designees) must deposit into the Trust Account funds (i) equal to $0.04 per public share (including such shares issued due to the exercise of the underwriters’ over-allotment option, if exercised), provided that such applicable deadline is within 21 months from the closing date of the Offering; or (ii) $0.00 per public share (including such shares issued due to the exercise of the underwriters’ over-allotment option, if exercised), provided that such applicable deadline is between 21 and 24 months from the closing date of the Offering”

(b) amending Section 9.2(d) by deleting the words:

“In the event that the Corporation has not consummated an initial Business Combination within 15 months from the closing of the Offering, provided that the Corporation may, but is not obligated to, extend the period of time to consummate its initial Business Combination six times by an additional one month each time (or up to 21 months from the closing date of the Offering)”

and replacing them with the words:

“In the event that the Corporation has not consummated an initial Business Combination within 15 months from the closing of the Offering, provided that the Corporation may, but is not obligated to, extend the period of time to consummate its initial Business Combination nine times by an additional one month each time (or up to 24 months from the closing date of the Offering)”

Annex A-1

ANNEX B

PROXY CARD
LF CAPITAL ACQUISTION CORP. II
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on , 2023. The proxy statement is available at .

The undersigned hereby appoints               as proxy of the undersigned to attend the special meeting of stockholders of LF Capital Acquisition Corp. II, to be held virtually as described in the proxy statement on               , 2023 at               a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the notice of special meeting, dated               , 2023, a copy of which has been received by the undersigned, as follows:

1.       PROPOSAL 1. THE CHARTER AMENDMENT PROPOSAL — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO (I) EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (AS DEFINED IN THE CHARTER) FROM AUGUST 19, 2023 TO NOVEMBER 19, 2023 (THE “EXTENDED DATE”), BY INCREASING THE NUMBER OF ONE-MONTH EXTENSION OF THE DEADLINE TO COMPLETE THE INITIAL BUSINESS COMBINATION FROM SIX TO NINE (THE THREE ADDITIONAL ONE-MONTH EXTENSIONS, THE “ADDITIONAL EXTENSIONS”, AND COLLECTIVELY WITH THE EXISTING SIX ONE-MONTH EXTENSIONS, THE “EXTENSIONS”); AND (II) CHANGE THE MONTHLY EXTENSION PAYMENT PER ONE-MONTH EXTENSION OF THE DEADLINE TO COMPLETE THE INITIAL BUSINESS COMBINATION FOR THE ADDITIONAL EXTENSIONS TO $0.00 PER SHARE OF THE COMPANY’S CLASS A COMMON STOCK, WITHOUT CHANGING THE MONTHLY EXTENSION PAYMENT FOR THE CURRENT EXTENSIONS PAYABLE, IF EXERCISED, ON MAY 19, 2023, JUNE 19, 2023 AND JULY 19, 2023, WHICH WILL REMAIN $0.04 PER CLASS A COMMON SHARE SOLD IN THE IPO.

For ☐ Against ☐ Abstain ☐

2.       PROPOSAL 2. THE ADJOURNMENT PROPOSAL — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL.

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

Annex B-1